UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 2, 2026

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	033-90866	25-1615902
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

30 Isabella Street
Pittsburgh, Pennsylvania 15212
(Address and zip code of principal executive offices)

(412) 825-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	WAB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01. Other Events.
In connection with its public offering (the “Offering”) of $500 million aggregate principal amount of its 5.900% Senior Notes due 2037 (the “Notes”), Westinghouse Air Brake Technologies Corporation (the “Company”) is filing herewith as Exhibit 1.1 the Underwriting Agreement, dated November 2, 2026 (the “Underwriting Agreement”), by and among the Company, the subsidiary guarantors party thereto and BofA Securities, Inc., Citigroup Global Markets Inc., PNC Capital Markets LLC and TD Securities (USA) LLC.

The Offering is being conducted pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-299570) filed with the Securities and Exchange Commission. The description of the Underwriting Agreement set forth above is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

On November 2, 2026, the Company issued a press release announcing that it priced the Offering. A copy of the Company’s press release is filed herewith as Exhibit 99.1 and incorporated by reference.

Item 9.01. Financial Statements and Exhibits.
(d)
Exhibits

The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description
1.1
Underwriting Agreement, dated November 2, 2026, by and among Westinghouse Air Brake Technologies Corporation, the subsidiary guarantors party thereto and BofA Securities, Inc., Citigroup Global Markets Inc., PNC Capital Markets LLC and TD Securities (USA) LLC.

99.1	Press Release, dated November 2, 2026.
104	Cover Page Interactive Data File within the Inline XBRL document.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2026

WESTINGHOUSE AIR BRAKE
TECHNOLOGIES CORPORATION

	By:	/s/ John A. Olin
Name: John A. Olin
Title: Executive Vice President and Chief Financial Officer

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